Exhibit 10.19

FIFTIETH AMENDMENT
OF
WOLVERINE WORLD WIDE, INC.
EMPLOYEES' PENSION PLAN

          FIFTIETH AMENDMENT to the WOLVERINE WORLD WIDE, INC. EMPLOYEES' PENSION PLAN (the Plan) made this 9th day of July, 2002, by WOLVERINE WORLD WIDE, INC. (the Company).

1.

Purpose. Under the authority reserved to it under Section 12.1 of the Plan, the Company wishes to amend the Plan to permit deferred vested participants to elect optional forms of benefit under the plan.

2.	Amendment. The Plan is amended at:

(a) Section 6.1 to delete the last sentence prohibiting election of an optional form of benefits.

(b) Supplement F to include A.T. Payne, III, as a B Executive.

3.	Effective Date. This amendment shall be effective on April 1, 2002 as to Section 6.1 and February 15, 2002, as to Supplement F.

4.	Revised Pages. The amendment is incorporated in revised pages which shall be substituted for their counterparts.

          The Company has caused this Amendment to be executed by its authorized officers on the date first written above.

WOLVERINE WORLD WIDE, INC.

/s/ Blake W. Krueger
Blake W. Krueger Executive Vice President, General Counsel and Secretary

Attest

/s/ Nicholas P. Ottenwess
Nicholas P. Ottenwess Corporate Controller